UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008 (December 22, 2008)

SYNCORA HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

Canon’s Court, 22 Victoria Street, Hamilton, Bermuda HM EX
(Address of principal executive offices)

(441) 295-7135
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The registrant is filing the financial statements as of September 30, 2008 and for the three and nine month periods ended September 30, 2008 and 2007 of its operating subsidiary, Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.), as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	Syncora Guarantee Inc. and Subsidiary interim consolidated financial statements as of September 30, 2008 and for the three and nine month periods ended September 30, 2008 and 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCORA HOLDINGS LTD. (Registrant)

Date: December 22, 2008	By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Acting Chief Executive Officer and President